Exhibit 99.1

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this “Agreement”), dated as of                         , 20    , is by and between                         , a                          corporation (“Company”), and                          (“Investor”).

WHEREAS, the Company desires to sell to Investor and Investor desires to purchase from the Company                          shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (“Common Stock”) on behalf of its clients, subject to the terms described herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and warranties herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                                       Purchase and Sale. Subject to the terms and conditions herein set forth, Investor agrees to purchase and the Company agrees to sell at the Closing Time (as hereinafter defined) the Shares, free and clear of all liens, encumbrances, claims and security interests, at a price of $                         per share.

2.                                       Representations and Warranties of the Company. The Company hereby represents and warrants to Investor as follows:

(a)                                  Due Organization. The Company is duly organized, validly existing and in good standing under the laws of the State of                         .

(b)                                 Authorization; Non-Contravention. The Company has the requisite power and authority to enter into this Agreement and the transactions contemplated hereby and to carry out its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by the effect of bankruptcy, insolvency, reorganization fraudulent transfer, moratorium or other similar laws relating to or affecting the rights and remedies of creditors and the effect of general principles of equity, whether considered in a proceeding in equity or at law (including the possible unavailability of specific performance or injunctive relief), concepts of materiality, reasonableness, good faith and fair dealing, and the discretion of the court before which a proceeding is brought. Neither the execution and delivery of this Agreement, the consummation of the transactions and agreements contemplated hereby, nor compliance with the terms, conditions or provisions of this Agreement, will be a violation of any of the terms, conditions or provisions of the Company’s charter or bylaws.

(c)                                  Shares. The Shares to be issued and sold by the Company to Investor hereunder have been duly and validly authorized for issuance and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable.

(d)                                 Registration Statement. A registration statement on Form S-3 (File No. 333-                        ) (the “Registration Statement”) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”); the Registration Statement has been declared effective by the Commission; and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission.

(e)                                  Prospectus. The prospectus supplement (together with the accompanying prospectus included in the Registration Statement and the documents incorporated by reference therein, the “Prospectus”) relating to the Shares, when filed with the Commission, will conform, in all material respects to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission thereunder, and will not, as of such filing time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

3.                                       Representations and Warranties of Investor. Investor hereby represents and warrants to the Company as follows:

(a)                                  Authorization. Investor has the requisite power and authority to enter into this Agreement and the transactions contemplated hereby and to carry out its obligations hereunder. This Agreement has been duly authorized, executed and delivered by Investor and constitutes a valid and binding agreement enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by the effect of bankruptcy, insolvency, reorganization fraudulent transfer, moratorium or other similar laws relating to or affecting the rights and remedies of creditors and the effect of general principles of equity, whether considered in a proceeding in equity or at law (including the possible unavailability of specific performance or injunctive relief), concepts of materiality, reasonableness, good faith and fair dealing, and the discretion of the court before which a proceeding is brought.

(b)                                 Disposition. Investor is not acquiring the Shares with a view to any distribution thereof that would violate the Securities Act or other applicable securities laws.

4.                                       Closing. Subject to the satisfaction of the conditions set forth in Sections 4 and 5 hereof, the purchase and sale of the Shares (the “Closing”) shall occur on                         , 200    , or at such other time as the Company and the Investor may mutually agree upon orally or in writing (such time and date being the “Closing Time”), at which time the parties shall make the deliveries described below:

(a)                                  Deliveries by the Company. At the Closing, the Company shall deliver or cause to be delivered the following to Investor:

(1)           the Shares to be purchased by Investor, to be delivered by the transfer agent of the Company to an account specified by Investor to the Company at least two business days prior to the Closing; and

(2)           an opinion of                         , counsel to the Company, to the effect that the Shares to be issued and sold by the Company  to Investor hereunder have been duly and validly authorized for issuance and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable.

(b)                                 Deliveries by Investor. At the Closing, Investor shall deliver or cause to be delivered to the Company an amount of U.S. Dollars equal to $                         in accordance with the following wire instructions:

Transfer funds to:

Bank Name:

City, State (of Bank):

Routing/Transit #:

Account #:

Account name:

5.                                       Conditions to the Obligations of the Company . The obligations of the Company under this Agreement are subject to the fulfillment of each of the following conditions:

(a)                                  Performance. Investor shall have performed and complied in all material respects with all agreements, covenants, obligations and conditions required by this Agreement to be performed or complied with by it.

(b)                                 Injunctions. No preliminary or permanent injunction or other final order by any United States federal or state court shall have been issued which prevents the consummation of the transactions contemplated hereby.

(c)                                  NYSE Listing. The Shares shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

(d)                                 Investor Certificate. Investor shall have delivered a representation certificate to the Company in the form attached hereto as Exhibit A.

6.                                       Conditions to the Obligations of Investor. The obligations of Investor under this Agreement are subject to the fulfillment of each of the following conditions:

(a)                                  Performance. The Company shall have performed and complied in all material respects with all agreements, covenants, obligations and conditions required by this Agreement to be performed or complied with by it.

(b)                                 Injunctions. No preliminary or permanent injunction or other final order by any United States federal or state court shall have been issued which prevents the consummation of the transactions contemplated hereby.

(c)                                  NYSE Listing. The Shares shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

7.                                       Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors, assigns and affiliates.

8.                                       Notices. Any notice or other communication provided for herein or given hereunder to a party hereto shall be in writing and shall be given by delivery, by facsimile or by mail (registered or certified mail, postage prepaid, return receipt requested) to the respective parties as follows:

If to the Company:

with a copy to:

If to Investor:

with a copy to:

or to such other address with respect to a party as such party shall notify the other in writing.

9.                                       Waiver. No party may waive any of the terms or conditions of this Agreement, nor may this Agreement be amended or modified, except by a duly signed writing referring to the specific provision to be waived, amended or modified.

10.                                 Entire Agreement. This Agreement constitutes the entire agreement with respect to the subject matter hereof, and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto and their affiliates.

11.                                 Expenses. Except as otherwise expressly contemplated herein to the contrary, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay its own expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the transactions contemplated hereby.

12.                                 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

13.                                 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the day and year first executed.

COMPANY

By:
Name:
Title:

INVESTOR

By:
Name:
Title: